FIFTH AMENDMENT, ACKNOWLEDGMENT
AND CONSENT AND WAIVER TO CREDIT AGREEMENT

This Fifth Amendment, Acknowledgment and Consent and Waiver to Credit Agreement, dated as of December 18, 2008 to the Credit Agreement referred to below (this “Amendment”) among (a) THE PENN TRAFFIC COMPANY, a Delaware corporation, PENNY CURTISS BAKING COMPANY, INC., a New York corporation, and BIG M SUPERMARKETS, INC., a New York corporation (collectively referred to herein as “Borrowers” and individually as “Borrower”); (b) the other Credit Parties signatory hereto; (c) KIMCO CAPITAL CORP., a Delaware corporation (in its individual capacity, “Kimco”), for itself, as Lender, and as Agent for Lenders (in such capacity, the “Agent”); and (d) the other Lenders signatory hereto from time to time (collectively, the “Lenders”).

WITNESSETH:

WHEREAS, the Borrowers, Agent and Lenders are parties to that certain Credit Agreement, dated as of April 13, 2005 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, Penn Traffic and Big M (together, the “Seller Companies”) desire to sell their wholesale grocery business (the “Wholesale Business”) pursuant to the terms of (i) that certain Asset Purchase Agreement (in substantially the form annexed hereto as Exhibit A), dated as of December 17, 2008, among C&S Wholesale Grocers, Inc. and the Seller Companies, (ii)  a Transition Services Agreement (in substantially the form annexed hereto as Exhibit B) among C&S Wholesale Grocers, Inc. and the Seller Companies and (iii) a Third Party Logistics Agreement (in substantially the form annexed hereto as Exhibit C) between C&S Wholesale Grocers, Inc. and Penn Traffic (the documents referenced in clauses (i), (ii) and (iii) together with all annexes, exhibits and schedules thereto are hereinafter referred to as the “Asset Purchase Agreement”); and

WHEREAS, on December 16, 2008, $519,000 of Net Proceeds (the “Escrow Amount”) from the sale of the store located at 137 State Route 104, Oswego, New York to Price Chopper Operating Company, Inc. (the “Oswego Sale”) was wired into the escrow account of Bond, Schoeneck & King, PLLC (“Escrow Agent”) pursuant to the terms of that certain Escrow Agreement, dated as of December 15, 2008, among Agent, Supplemental Real Estate Facility Agent and Escrow Agent;

WHEREAS, Agent and Lenders have agreed to waive, pursuant to and in accordance with the terms of the Credit Agreement, a certain Event of Default, in the manner and on the terms and conditions provided for herein;

WHEREAS, the Borrowers have requested that Agent and Lenders consent to the Seller Companies entry into the Asset Purchase Agreement and to the transactions contemplated thereby (the “Wholesale Business Sale”) on the terms and conditions provided for herein; and

WHEREAS, Agent and Lenders have agreed to consent to the Wholesale Business Sale and amend the Credit Agreement on the terms and conditions, provided for herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.

2. Waiver.  As of the Fifth Amendment Effective Date (as hereinafter defined), Agent and Lenders hereby waive the Event of Default under Section 8.1(o) of the Credit Agreement arising as a result of an event of default under the GE Credit Agreement resulting solely from the failure of a Net Proceeds Reserve to be implemented pursuant to Section 6.8(e)(vii) of the GE Credit Agreement in connection with the 2006 sale of BiLo Store #9210 located at 1225 Scalp Avenue, Richland, Pennsylvania.

3. Acknowledgment and Consent.  Notwithstanding the provisions of Sections 1.2(b)(ii) and 6.8 of the Credit Agreement and the terms of the Intercreditor Agreement, Agent and Lenders hereby consent to the Wholesale Business Sale pursuant to the Asset Purchase Agreement (it being understood that any amendments or modifications to the Asset Purchase Agreement following the effectiveness of this Amendment that in the reasonable discretion of the Agent could adversely affect any of the rights or remedies of the Agent or any Lender must be acceptable to the Agent in its sole discretion) for an aggregate purchase price of (i) not less than $27,000,000 in cash, plus (ii) not less than $11,000,000 for the accounts receivable of the Wholesale Business (the “Purchase Price”), provided that: (a) Borrowers shall use the Escrow Amount, plus up to $10,000,000 of the Net Proceeds from the Wholesale Business Sale to prepay the Loans (without penalty or premium) in an amount that would result in the remaining outstanding principal amount of the Loans being no less than $10,000,000 (the “Prepayment ”) and (b) the remaining amount of the Net Proceeds from the Wholesale Business Sale after the payment of the Prepayment (the “Diverted Amount”) shall be deposited in the Diversion Account and used in accordance with Section 3 of the GE Sixth Amendment (as hereinafter defined).  In addition, Agent and Lenders hereby acknowledge and agree that the sale of the Wholesale Business as contemplated by the Asset Purchase Agreement shall be free and clear of all existing and future liens, claims and encumbrances of Agent and Lenders, and Agent and Lenders hereby release effective as of the payment of the Purchase Price by the buyer, any and all liens, claims or encumbrances any of them has or may have on the assets being transferred pursuant to the Asset Purchase Agreement.  With respect to the immediately preceding sentence of this Section 3 only, C&S Wholesale Grocers, Inc. shall be deemed a third party beneficiary of this Consent, coupled with the power of enforcement thereof.

4. Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as of the Fifth Amendment Effective Date as follows:

(a) Section 1.6(c) is hereby amended by deleting such section in its entirety.

(b) The second sentence of Section 1.11 of the Credit Agreement is hereby amended by deleting “at Agent’s discretion” where it appears in such sentence.

(c) Section 6.8(e) of the Credit Agreement is hereby amended by (i) deleting “and” at the end of subsection (ix) thereof, (ii) inserting “and” at the end of subsection (x) thereof, and (iii) inserting the new subsection (xi) as follows:

“(xi)                      upon any such sale, there shall be established under the GE Credit Agreement a Reserve in an amount equal to (i) for any owned Real Estate of the Credit Parties located in the state of New York, 74% of the Net Proceeds from such sale, or (ii) for any other owned Real Estate of the Credit Parties, 45% of the Net Proceeds from such sale (the “Net Proceeds Reserve”); provided, that, the amount of any such Reserve shall not exceed the then outstanding principal amount of the Loans.”

(d) Section 6.8(e) of the Credit Agreement is hereby further amended by deleting the last paragraph of such Section 6.8(e) in its entirety and inserting the following new paragraph in place thereof:

“provided, further, that Borrowers may (x) upon written notice to Agent, sell and transfer, close or otherwise dispose of assets in connection with the sale or other disposition of any owned Real Estate locations so long as such sale, closure or other disposition otherwise complies with each of the conditions set forth in clauses (iii), (iv), (vi), (viii), (ix), (x) and (xi) of this Section 6.8(e), as reasonably determined by Agent and Borrowers provide Agent with a detailed closing statement for any such sale and (y) upon written notice to Agent, sell and transfer, close or otherwise dispose of assets in connection with the sale of the “Minor Lease” and “Major Lease” locations listed on Schedule 1 to the Fifth Amendment, so long as (I) such sale or other disposition otherwise complies with each of the conditions set forth in clauses (iii), (iv), (viii), (ix) and (x) of Section 6.8(e), as reasonably determined by the Agent, (II) Borrowers provide Agent with a detailed closing statement for any such sale, (III) notwithstanding anything to the contrary set forth in the Intercreditor Agreement, upon the sale or other disposition of any such lease, the Borrowers shall make a payment to Agent in an amount equal to 75% of the Net Proceeds from the sale or disposition of such lease (in the case of a lease identified as a  “Minor Lease” on Schedule 1 to the Fifth Amendment) or 100% of the Net Proceeds from the sale or disposition of such lease (in the case of a lease identified as a “Major Lease” on Schedule 1 to the Fifth Amendment) and (IV) in the case of a lease identified as a “Major Lease” on Schedule 1 to the Fifth Amendment, the purchase price for such Lease is equal to or greater than the amount listed next to the applicable location in Schedule 1 to the Fourth Amendment, it being understood that such location dispositions referred to in clauses (x) and (y) above shall not be included in clause (i) of this Section 6.8(e) for any purpose.”

(e) Section 6.8 of the Credit Agreement is hereby amended by inserting “and” after subsection (h), deleting “and” at the end of subsection (i) and deleting subsection (j).

(f) Section 11.7 of the Credit Agreement is hereby amended by amending and restating the parenthetical in such Section 11.7 in its entirety as follows:

“(other than the SREF Intercreditor Agreement and the Trade Lien Intercreditor Agreement, which notwithstanding anything to the contrary contained herein, shall govern and control in case of any such conflict (except any conflict with Section 6.8(e) of this Agreement for which such Section 6.8(e) shall control))”

(g) Annex A of the Credit Agreement is hereby amended by:

(i) amending the definition of “Commitment Termination Date” by deleting such definition in its entirety and replacing it with the following:

“‘Commitment Termination Date’ means the earliest of (a) April 13, 2010, (b) the date the Loans are declared due and payable pursuant to Section 8.2(b) of the Credit Agreement and (c) the date of payment or prepayment in full in cash by Borrowers of the Loans.”

(ii) amending the definition of “Material Contracts” by deleting such definition in its entirety and substituting in lieu thereof the following new definition:

“‘Material Contracts’ means (a) the Asset Purchase Agreement as defined in the Fifth Amendment, and (b) the agreements set forth in Disclosure Schedule (3.22(a)).”

(iii) adding the following new definitions in the appropriate alphabetical order:

‘Fifth Amendment’ means the Fifth Amendment to Credit Agreement, dated as of December 18, 2008, among Agent, Lenders and Borrowers, and acknowledged and agreed to by each of the other Credit Parties.

‘Fifth Amendment Effective Date’ means the date on which the conditions precedent to the effectiveness of the Fifth Amendment are satisfied, which date is December 18, 2008.”

(h) Schedule 6.8(e) to the Credit Agreement is hereby amended by replacing such Schedule 6.8(e) in its entirety with the Schedule 6.8(e)  attached as Schedule 2 hereto.

5. Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as of the date upon which the Diverted Amount is applied to the outstanding Revolving Loans under the GE Credit Agreement in accordance with Section 3(c) of the GE Sixth Amendment as follows:

(a)           Subsection (g) of Annex C to the Credit Agreement is hereby amended by deleting “Minimum Revolving Outstanding Loan Balance (as defined in the GE Credit Agreement) as prohibited by Section 5.15 of the GE Credit Agreement” where it appears in subsection (g) and substituting in lieu thereof “$0”.

(b)           Subsection (h) of Annex C to the Credit Agreement is hereby amended by deleting such subsection (h) in its entirety and inserting the following new subsection (h) in place thereof:

“Agent agrees, that to the extent the GE Credit Agreement Agent receives funds in the Collection Account, whether through daily sweeps of the applicable Concentration Accounts or through payments made by the Borrowers pursuant to Sections 1.3 and 1.10 or otherwise, which funds (or any portion thereof), if applied to the outstanding balance of the Loans, would cause the outstanding principal amount of the Revolving Loan to be less than $0, the GE Credit Agreement Agent, at the direction of the Borrower Representative, shall use reasonable efforts to immediately forward such funds (or the applicable portion thereof) to the Diversion Account.  For the avoidance of doubt, the amount of funds which shall be forwarded to the Diversion Account shall be limited to the amount which, if applied to the outstanding balance of the Loans, would cause the outstanding amount of the Revolving Loan to be less than $0 (the “Diverted Funds”), with any excess remaining after such forwarding of the Diverted Funds to the Diversion Account to be applied by the GE Credit Agreement Agent to the GE Loans in accordance with the GE Credit Agreement.  Each of the Credit Parties expressly acknowledges and agrees that neither the Agent, the GE Credit Agreement Agent nor any Lender shall have any liability to such Credit Party or any other Person in the event the GE Credit Agreement Agent applies funds in contravention of this clause (h). Except as permitted in this clause (h), the Third Amendment and the Fifth Amendment, no Credit Party shall, or shall cause or permit any Person thereof to, deposit, accumulate or maintain cash in the Diversion Account in an amount in excess of the Diverted Funds, and if at any time the then aggregate outstanding principal amount of the Revolving Loans exceeds $0, the excess shall be transferred to the Collection Account for application to the Obligations in accordance with clause (k) below.”

6. Representations and Warranties.  To induce Agent and Lenders to enter into this Amendment, each of the Credit Parties, jointly and severally, makes the following representations and warranties to Agent and Lenders:

(a) The execution, delivery and performance of this Amendment and the performance of the Credit Agreement after giving effect to this Amendment by such Credit Party thereto: (i) are within such Person’s corporate or limited liability company power, as applicable; (ii) have been duly authorized by all necessary corporate or limited liability company; (iii) do not contravene any provision of such Person’s charter, bylaws or operating agreement as applicable; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority by which such Person or its assets are bound; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, material lease, material agreement or other material instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (vii) other than the consents being obtained on or prior to the date hereof, do not require the consent or approval of any Governmental Authority or any other Person.

(b) This Amendment has been duly executed and delivered by or on behalf of such Credit Party.

(c) This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms.

(d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

(e) After giving effect to this Amendment, the representations and warranties of such Credit Party contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date and except for changes therein expressly permitted by the Credit Agreement.

7. No Other Amendments/Waivers.  Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.  In addition, except as expressly set forth herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

8. Waiver of Claims.  The Credit Parties hereby acknowledge and agree that as of December 15, 2008, the aggregate outstanding principal amount of the Loans was $20,405,000 and, after giving effect to the payment of the Purchase Price as provided in section 3 hereof, is $10,000,000, and that such aggregate outstanding principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, cancellation or reduction of any kind.  Each of the Credit Parties hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the date hereof; provided that, such Credit Party does not waive any Claim solely to the extent such Claim relates to the Agent’s or any Lender’s gross negligence or willful misconduct.

9. Expenses.  (a) In connection with this Amendment, the Borrowers shall pay to Agent for the benefit of the Lenders an amendment fee (the “Amendment Fee”) in the amount of $300,000, which amount shall be fully earned on the Fifth Amendment Effective Date but payable in two installments as follows: $150,000 to Agent for the benefit of the Lenders on the Fifth Amendment Effective Date; and $150,000 to Agent for the benefit of the Lenders on April 13, 2009.

(b) Each Borrower hereby reconfirms its respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

10. Effectiveness.  This Amendment shall become effective as of the date hereof (the “Fifth Amendment Effective Date”) only upon satisfaction in full in the reasonable judgment of Agent of each of the following conditions:

(a) Payment of the Amendment Fee.  The Borrowers shall have paid to the Agent that portion of the Amendment Fee that is required to be paid on the Fifth Amendment Effective Date pursuant to section 9 hereof.

(b) Amendment.  The Agent shall have received counterpart signature pages of this Amendment duly executed and delivered by each of Agent, Lenders and the Borrowers.

(c) Amendment to the GE Credit Agreement.  The Agent shall have received evidence that Borrowers have received a duly executed amendment to the GE Credit Agreement, in substantially the form attached hereto as Exhibit D (the “GE Sixth Amendment”).

(d) Amendment to Intercreditor Agreement.  The Agent shall have received counterpart signature pages of the amendment to the Intercreditor Agreement attached hereto as Exhibit E duly executed and delivered by each of Agent, GE Credit Agreement Agent and the Borrowers.

(e) Representations and Warranties.  The representations and warranties of the Credit Parties in this Amendment shall be true and correct on and as of the date hereof, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

11. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

12. Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS

THE PENN TRAFFIC COMPANY

By: ___________________________
Name: ________________________
Title: _________________________

PENNY CURTISS BAKING COMPANY, INC.

By: ___________________________
Name: ________________________
Title: _________________________

BIG M SUPERMARKETS, INC.

By: ___________________________
Name: _________________________
Title: _________________________

[SIGNATURE PAGE TO AMENDMENT]

LENDERS

KIMCO CAPITAL CORP., as Agent and Lender

By: ___________________________
Name: _________________________
Title: __________________________

JUBILEE-VI LLC, a Delaware limited liability company),
As successor-in-interest to
JUBILEE LIMITED PARTNERSHIP V,
as Lender

By: ___________________________
Name: _________________________
Title: __________________________

[SIGNATURE PAGE TO AMENDMENT]

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

SUNRISE PROPERTIES, INC.

By: ___________________________
Name: _________________________
Title: __________________________

PENNWAY EXPRESS, INC.

By: ___________________________
Name: _________________________
Title: __________________________

COMMANDER FOODS INC.

By: ___________________________
Name: _________________________
Title: __________________________

P AND C FOOD MARKETS INC. OF VERMONT

By: ___________________________
Name: ______________________
Title: __________________________

P.T. DEVELOPMENT, LLC

By: ___________________________
Name: _________________________
Title: __________________________

[SIGNATURE PAGE TO AMENDMENT]

P.T. FAYETTEVILLE/UTICA, LLC

By: ___________________________
Name: _________________________
Title: _________________________

[SIGNATURE PAGE TO AMENDMENT]

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

SUNRISE PROPERTIES, INC.

By: ___________________________
Name: _________________________
Title: __________________________

PENNWAY EXPRESS, INC.

By: ___________________________
Name: _________________________
Title: __________________________

COMMANDER FOODS INC.

By: ___________________________
Name: _________________________
Title: _________________________

P AND C FOOD MARKETS INC. OF VERMONT

By: ___________________________
Name: _________________________
Title: __________________________

P.T. DEVELOPMENT, LLC

By: ___________________________
Name: _________________________
Title: __________________________

[SIGNATURE PAGE TO AMENDMENT]

P.T. FAYETTEVILLE/UTICA, LLC

By: ___________________________
Name: _________________________
Title: __________________________

[SIGNATURE PAGE TO AMENDMENT]

Schedule 1

Schedule 2

Exhibit A

Asset Purchase Agreement

Exhibit B

Transition Services Agreement

Exhibit C

Third Party Logistics Agreement

Exhibit D

Amendment to the GE Credit Agreement

Exhibit E

Amendment to Intercreditor Agreement